PREPAYMENTS AND OTHER CURRENT ASSETS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
PREPAYMENTS AND OTHER CURRENT ASSETS
Receivable from payment platforms	¥ 8,609		¥ 16,191
Rebate receivable from suppliers	66,228		66,765
Advance to suppliers	13,742		18,410
Value added tax recoverable	41,789		55,837
Deposits	45,929		83,270
Prepaid expense	3,787		4,746
Others	16,672		6,775
Total	¥ 196,756	$ 28,136	¥ 251,994